HOLD FOR RELEASE

                    AUDIOVOX CORPORATION REPORTS FISCAL 2004
                     THIRD QUARTER AND YEAR-TO-DATE RESULTS

Hauppauge, NY, October 15, 2004 . . . Audiovox Corporation (NASDAQ: VOXX) today announced fiscal 2004 third quarter and year-to-date results for the three and nine months ended August 31, 2004.

Audiovox Corporation (the "Company") reported fiscal 2004 third quarter net sales from continuing operations of $133.0 million, a decrease of $2.2 million, or 1.7% compared to net sales from continuing operations of $135.2 million reported in the comparable period in fiscal 2003. Income from continuing operations for the fiscal 2004 third quarter was $.04 million, a decrease of $2.26 million compared to income from continuing operations of $2.3 million in the comparable period in the prior year. Income from discontinued operations, net of tax for the fiscal 2004 third quarter was $5.3 million, an increase of $6.9 million, or 424% compared to a loss from discontinued operations, net of tax of $1.6 million in the comparable period in the prior year.

Net income for the fiscal 2004 third quarter was $5.3 million, an increase of $4.65 million compared to net income $.65 million for the comparable period in the prior year. Income per diluted share for the three months ended August 31, 2004 from continuing and discontinued operations was $.00 and $.24, respectively, compared to income per diluted share from continuing operations of $.10 and net loss per diluted share from discontinued operations of $.07 in the comparable period in the prior year.

On June 11, 2004, the Company's majority owned subsidiary, Audiovox Communications Corporation ("ACC"), entered into a definitive asset purchase agreement to sell certain assets and certain liabilities to UTStarcom, Inc. (Nasdaq: UTSI) for a purchase price of $165.1 million, subject to a net working capital adjustment, as defined in the agreement. Accordingly, the Company classified the related assets and liabilities of ACC as assets and liabilities held-for-sale as of August 31, 2004 and November 30, 2003 and classified ACC's operating results as a discontinued operation for the three and nine months ended August 31, 2004 and 2003.

Results for the Nine-Month Period
The Company reported fiscal 2004 year-to-date net sales from continuing operations of $417.5 million, an increase of $90.1 million, or 27.5% compared to net sales from continuing operations of $327.4 million reported in the comparable period in fiscal 2003. Income from continuing operations for the fiscal 2004 and 2003 year-to-date period was $2.3 million in each year. Income from discontinued operations, net of tax for the fiscal 2004 year-to-date period was $8.6 million, an increase of $7.0 million, or 423% compared to income from discontinued operations, net of tax of $1.6 million in the comparable period in the prior year.

Net income for the fiscal 2004 year-to-date period was $10.9 million, an increase of $6.9, or 177% compared to net income of $4.0 million for the comparable period in the prior year. Net income per diluted common share for the nine months ended August 31, 2004 from continuing and discontinued operations was $.10 and $.39, respectively, compared to net income per diluted common share from continuing and discontinued operations of $.10 and $.08 in the comparable period in the prior year.
                                    - more -

Exhibit 99.1
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Audiovox Corporation Reports Fiscal 2004 Third Quarter Results
Page 2 of 4

The Company's Chairman, President and Chief Executive Officer stated, "Due to the pending sale of our Wireless business to UTStarcom, we will not be hosting a conference call until after the November 1, 2004 Stockholder meeting, at which time we will discuss our financial and operational results in more detail."

Conference Call
On Tuesday, November 2, 2004 at 10:00 a.m. EDT, the Company will host a conference call to discuss its third quarter financial results and its Consumer Electronics operations. Further information will be supplied approximately one week prior to.

About Audiovox
Audiovox Corporation is a leading international distributor and value added service provider in the consumer electronics industry. The Company conducts its business through subsidiaries and markets its products both domestically and internationally under its own brands. It also functions as an OEM (Original Equipment Manufacturer) supplier to several customers. For additional information, please visit Audiovox on the Web at http://www.audiovox.com.

Safe-Harbor Language
Except for historical information contained herein, statements made in this release that would constitute forward-looking statements may involve certain risks and uncertainties. All forward-looking statements made in this release are based on currently available information and the Company assumes no responsibility to update any such forward-looking statement. The following factors, among others, may cause actual results to differ materially from the results suggested in the forward-looking statements. The factors include, but are not limited to, risks that may result from changes in the Company's business operations; our ability to keep pace with technological advances; significant competition in the mobile and consumer electronics businesses as well as the wireless business; our relationships with key suppliers and customers; quality and consumer acceptance of newly introduced products; market volatility; non-availability of product; excess inventory; price and product competition; new product introductions; the possibility that the review of our prior filings by the SEC may result in changes to our financial statements; and the possibility that stockholders or regulatory authorities may initiate proceedings against Audiovox and/or our officers and directors as a result of any restatements. Risk factors associated with our business, including some of the facts set forth herein, are detailed in the Company's Form 10-K/A for the fiscal year ended November 30, 2003 and Form 10-Q for the fiscal 2004 third quarter ended August 31, 2004.

Company Contact:                         Public and Investor Relations Contact:
C. Michael Stoehr, SVP/CFO               Glenn Wiener
Audiovox Corporation                     GW Communications
(631) 231-7750                           (212) 786-6011 or gwiener@GWCco.com

                              - Tables to Follow -

Exhibit 99.1
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

                      AUDIOVOX CORPORATION AND SUBSIDIARIES
                           Consolidated Balance Sheets
                        (In thousands, except share data)
                                                                                            November 30,   August 31,
                                                                                                2003          2004
                                                                                                ----          ----
                                                                                                          (unaudited)
Assets
Current assets:
     Cash .................................................................................   $   4,702    $   8,592
     Accounts receivable, net .............................................................     266,421      222,120
     Inventory ............................................................................     152,762      165,126
     Receivables from vendors .............................................................       7,830       11,092
     Prepaid expenses and other current assets ............................................      10,319       10,477
     Deferred income taxes ................................................................       9,531        8,196
   Assets held-for-sale ...................................................................      70,641      170,646
-------------------------------------------------------------------------------------------   ---------    ---------
        Total current assets ..............................................................     522,206      596,249
Investment securities .....................................................................       9,512        7,548
Equity investments ........................................................................      13,142       13,138
Property, plant and equipment, net ........................................................      18,598       18,896
Excess cost over fair value of assets acquired ............................................       7,532        7,195
Intangible assets .........................................................................       8,043        8,043
Other assets ..............................................................................         670          458
-------------------------------------------------------------------------------------------   ---------    ---------
                                                                                              $ 579,703    $ 651,527
                                                                                              =========    =========
Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable .....................................................................   $  35,126    $  28,199
     Accrued expenses and other current liabilities .......................................      31,115       24,810
   Accrued sales incentives ...............................................................      14,604        7,419
     Income taxes payable .................................................................      13,218       12,456
     Bank obligations .....................................................................      39,940      117,597
   Current portion of long-term debt ......................................................       3,433       10,320
   Liabilities related to assets held-for-sale ............................................      78,772       87,189
-------------------------------------------------------------------------------------------   ---------    ---------
        Total current liabilities .........................................................     216,208      287,990
Long-term debt ............................................................................      18,246        7,388
Capital lease obligation ..................................................................       6,070        6,022
Deferred income taxes .....................................................................       3,178        1,523
Deferred compensation .....................................................................       5,280        6,089
-------------------------------------------------------------------------------------------   ---------    ---------
        Total liabilities .................................................................     248,982      309,012
-------------------------------------------------------------------------------------------   ---------    ---------
Minority interest .........................................................................       4,993        6,689
-------------------------------------------------------------------------------------------   ---------    ---------
Commitments and contingencies
Stockholders' equity:
     Preferred stock, $50 par value; 50,000 shares authorized and outstanding,
        liquidation preference of $2,500 ..................................................       2,500        2,500
       Series preferred stock $.01 par value, 1,500,000 shares authorized; no shares
        issued or outstanding .............................................................        --           --
     Common stock:
        Class A $.01 par value; 60,000,000 shares authorized; 20,728,382 and
          20,772,846 shares issued at November 30, 2003 and August 31, 2004,
          respectively ....................................................................         207          208
        Class B $.01 convertible par value; 10,000,000 shares authorized; 2,260,954
          shares issued and outstanding ...................................................          22           22
     Paid-in capital ......................................................................     252,104      252,752
     Retained earnings ....................................................................      80,635       91,526
     Accumulated other comprehensive loss .................................................      (1,229)      (2,685)
     Treasury stock, at cost, 1,072,737 and 1,070,957 shares of Class A common stock
        at November 30, 2003 and August 31, 2004, respectively ............................      (8,511)      (8,497)
-------------------------------------------------------------------------------------------   ---------    ---------
Total stockholders' equity ................................................................     325,728      335,826
-------------------------------------------------------------------------------------------   ---------    ---------
Total liabilities and stockholders' equity ................................................   $ 579,703    $ 651,527
                                                                                              =========    =========



Exhibit 99.1
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

                      AUDIOVOX CORPORATION AND SUBSIDIARIES
                       Consolidated Statements of Earnings
          For the Three and Nine Months Ended August 31, 2003 and 2004
                 (In thousands, except share and per share data)
                                   (unaudited)

                                                                         Three Months Ended              Nine Months Ended
                                                                 -------------------------------    ----------------------------
                                                                   August 31,      August 31,        August 31,    August 31,

                                                                         2003         2004             2003           2004
                                                                 ------  -----        -----            -----          ----

Net sales ...................................................   $    135,239    $    132,965    $    327,397    $    417,533

Cost of sales ...............................................        112,516         109,747         274,793         351,406
-------------------------------------------------------------   ------------    ------------    ------------    ------------

Gross profit ................................................         22,723          23,218          52,604          66,127

Operating expenses:
   Selling ..................................................          5,759           8,370          15,967          23,144
   General and administrative ...............................         11,807          12,924          29,168          36,200

   Warehousing and technical support ........................            479             935           1,859           3,404
                                                                ------------    ------------    ------------    ------------

       Total operating expenses .............................         18,045          22,229          46,994          62,748
-------------------------------------------------------------   ------------    ------------    ------------    ------------

Operating income ............................................          4,678             989           5,610           3,379
                                                                ------------    ------------    ------------    ------------

Other income (expense):
   Interest and bank charges ................................           (893)           (888)         (1,648)         (2,682)
       Equity in income of equity investees .................          1,019           1,182           2,134           3,706

   Other, net ...............................................             44             324            (411)          1,663
                                                                ------------    ------------    ------------    ------------

       Total other income, net ..............................            170             618              75           2,687
                                                                ------------    ------------    ------------    ------------

Income from continuing operations before provision for income
     taxes, minority interest and discontinued operations ...          4,848           1,607           5,685           6,066

Provision for income taxes ..................................          2,726             832           3,850           3,042

Minority interest (expense) .................................            161            (738)            454            (710)
                                                                ------------    ------------    ------------    ------------

Income from continuing operations ...........................          2,283              37           2,289           2,314

Income (loss) from discontinued operations, net of tax ......         (1,636)          5,307           1,641           8,577
-------------------------------------------------------------   ------------    ------------    ------------    ------------

Net income ..................................................   $        647    $      5,344    $      3,930    $     10,891
                                                                ============    ============    ============    ============

Earnings (loss) per common share (basic):
   From continuing operations ...............................   $       0.11    $       0.00    $       0.10    $       0.11
   From discontinued operations .............................   $      (0.08)   $       0.24    $       0.08    $       0.39
                                                                ------------    ------------    ------------    ------------
Net income per common share (basic) .........................   $       0.03    $       0.24    $       0.18    $       0.50
                                                                ============    ============    ============    ============

Earnings (loss) per common share (diluted):
   From continuing operations ...............................   $       0.10    $       0.00    $       0.10    $       0.10
   From discontinued operations .............................   $      (0.07)   $       0.24    $       0.08    $       0.39
                                                                ------------    ------------    ------------    ------------
Net income per common share (diluted) .......................   $       0.03    $       0.24    $       0.18    $       0.49
                                                                ============    ============    ============    ============

Weighted-average common shares outstanding (basic) ..........     21,840,621      21,962,843      21,836,241      21,945,364
                                                                ============    ============    ============    ============
Weighted-average common shares outstanding (diluted) ........     22,101,749      22,400,415      22,000,232      22,363,733
                                                                ============    ============    ============    ============





Exhibit 99.1